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                                                                    Exhibit 10.6


                                                       ___________, 2005

WEDBUSH MORGAN SECURITIES INC.
      As representative of the several Underwriters
1000 Wilshire Blvd., 10th Floor
Los Angeles, CA 90017

      Re:   Ad.Venture Partners, Inc. Initial Public Offering - Letter Agreement

Dear Ladies and Gentlemen:

      This letter is being delivered to you in accordance with the Underwriting Agreement (the "UNDERWRITING AGREEMENT") entered into by and between Ad.Venture Partners, Inc., a Delaware corporation (the "COMPANY"), and Wedbush Morgan Securities Inc., as Representative (the "REPRESENTATIVE") of the several Underwriters named in Schedule I thereto (the "UNDERWRITERS"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "UNITS"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), and two warrants, each of which are exercisable for one share of Common Stock (each, a "WARRANT"). The capitalized terms set forth on Schedule 1 attached hereto are hereby incorporated by reference herein.

      In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Representative as follows:

      The undersigned represents and warrants that, as of the date hereof, (i) the biographical information furnished to the Company and the Representative and attached hereto as Exhibit A is true and accurate in all respects (other than de minimis errors or omissions), does not omit any material information with respect to the undersigned's background during the previous five years and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended, and
(ii) the questionnaires furnished by the undersigned to the Company and the Representative are true and accurate in all respects (other than de minimis errors or omissions). The undersigned further represents and warrants that:

      (A) The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

      (B) The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud, (ii) relating to any financial transaction or handling of funds of


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      another person, or (iii) pertaining to any dealings in any securities and such person is not currently a defendant in any such criminal proceeding; and

      (C) The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

      The undersigned understands that the Representative may conduct a reasonable background check with respect to the undersigned; provided, that the Representative agrees to maintain the confidentiality of any information received pursuant thereto, and further agrees not to transfer, or cause or permit the transfer of, such information to any other person or party, or use such information other than in connection with the IPO, in each case without the express written consent of the undersigned.

      The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

      This letter agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the Business Combination Date and (ii) the Termination Date, provided, however, that any such termination shall not relieve the undersigned from any liability resulting from or arising out of any breach of any agreement or covenant hereunder occurring prior to the termination of this letter agreement.

      This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

      No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

            [The Remainder of this Page is Intentionally Left Blank]


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                                           Sincerely,


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


Accepted and agreed:

WEDBUSH MORGAN SECURITIES INC.


By:
   ----------------------------------
Name:
Title:


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                                                                      SCHEDULE 1

                         SUPPLEMENTAL COMMON DEFINITIONS

      UNLESS THE CONTEXT SHALL OTHERWISE REQUIRE, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS FOR ALL PURPOSES, AND THE FOLLOWING DEFINITIONS ARE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND THE PLURAL FORMS AND THE FEMININE, MASCULINE AND NEUTER FORMS OF THE TERMS DEFINED.

      "BUSINESS COMBINATION" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses in the technology, media or telecommunications industries, having, collectively, a fair market value (as calculated in accordance with the Company's Amended and Restated Certificate of Incorporation) equal to at least 80% of the Company's net assets at the time of such merger, capital stock exchange, asset acquisition or other similar business combination.

      "BUSINESS COMBINATION DATE" shall mean the date upon which a Business Combination is consummated.

      "EFFECTIVE DATE" shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

      "IMMEDIATE FAMILY" shall mean, with respect to any person, such person's spouse, lineal descendents, father, mother, brothers or sisters (including any such relatives by adoption or marriage).

      "INDEPENDENT DIRECTORS" shall mean the Company's directors that qualify as "independent" under NASD Rule 4200(a)(15), as amended.

      "TERMINATION DATE" shall mean the date that is sixty (60) calendar days immediately following the Transaction Failure Date (inclusive thereof).

      "TRANSACTION FAILURE" shall mean the earlier of (i) the failure to enter into a letter of intent, definitive agreement or agreement in principle with respect to a Business Combination on any day during the eighteen-month period immediately following the Effective Date, and (ii) the failure to consummate a Business Combination on any day during the twenty-four-month period immediately following the Effective Date.

      "TRANSACTION FAILURE DATE" shall mean if a Transaction Failure first occurs as a result of the failure described in clause (i) of the definition of "Transaction Failure", the 18-month anniversary of the Effective Date, and if a Transaction Failure first occurs as a result of the failure described in clause
(ii) of the definition of "Transaction Failure", the second anniversary of the Effective Date.


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                                                                       EXHIBIT A

                                    BIOGRAPHY

                               [ Insert Bio here ]